LETTER OF TRANSMITTAL

                  To Tender Shares of 91/4% Preferred Stock,
                      Series B (the "Series B Preferred")

                                      of

                                SUNAMERICA INC.

        Pursuant to the offer by SUNAMERICA CAPITAL TRUST I to exchange
           its    % Trust Originated Preferred Securities ("TOPrS"),
         for up to 5,500,000 outstanding shares of Series B Preferred

   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
     NEW YORK CITY TIME, ON MARCH   , 1995, UNLESS THE OFFER IS EXTENDED.

   The Exchange Agent for the Offer is:  The First National Bank of Chicago

    By Hand or Overnight Courier            By Hand or Overnight Courier in
            in Chicago:                                  New York:

The First National Bank of Chicago,            First Chicago Trust Company of
            Exchange Agent                                 New York
       One North State Street                           14 Wall Street
               9th Floor                              8th Floor - Window 2
  Attention:  Securities Processing                New York, New York 10005
             Suite 0124
       Chicago, Illinois  60602

                                        By Mail:
                       (registered or certified mail recommended)

                           The First National Bank of Chicago,
                                     Exchange Agent
                          Registered Securities Processing Unit
                                One First National Plaza
                                       Suite 0124
                              Chicago, Illinois  60670-0124

                               By Facsimile Transmission:
                            (For Eligible Institutions Only)

                            (312) 407-1067 or (212) 240-8938

                    Confirm Receipt of Notice of Guaranteed Delivery
                                      by Telephone:

                  (800) 524-9472 (Chicago) or (212) 240-8800 (New York)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by holders of shares of Series B Preferred, either (i) if certificates for shares of Series B
Preferred are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the accompanying Offering Circular/Prospectus of SunAmerica Inc. and SunAmerica Capital Trust I dated March , 1995 (the "Offering Circular/Prospectus")) is utilized, if tenders of shares of Series B Preferred are to be made by book-entry transfer into the account of The First National Bank of Chicago, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offer -- Procedures for Tendering" in the Offering Circular/Prospectus. Holders of shares of Series B Preferred who tender shares of Series B Preferred by book-entry transfer are referred to herein as "Book-Entry Shareholders."

Any holder of Series B Preferred who submits this Letter of Transmittal and tenders shares of Series B Preferred in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Offering Circular/Prospectus) will thereby have directed SunAmerica Capital Trust I
(the "Trust") to deliver its   % Trust Originated Preferred Securities
("TOPrS") (the "Preferred Securities") in exchange for such holder's Series B Preferred and in consideration of the deposit by SunAmerica Inc.
("SunAmerica") with the Trust as trust assets of its   % Junior Subordinated
Debentures, Series A, due 2044 (the "Junior Subordinated Debentures") as set forth in the Offering Circular/Prospectus. Tenders of Series B Preferred pursuant to this Letter of Transmittal are subject to withdrawal as described in the Offering Circular/Prospectus under the caption "The Offer -- Withdrawal of Tenders".

             DESCRIPTION OF SHARES OF SERIES B PREFERRED TENDERED

=====================================================================================================
Name(s) and Address(es) of Registered Holder(s)          Shares of Series B Preferred Tendered
         (Please fill in, if blank)                      (Attached additional list if necessary)
_____________________________________________________________________________________________________
                                                    Certificate     Total Number of       Number of
                                                     Number(s)*    Shares Represented       Shares
                                                                    by Certificate(s)*      Tendered
                                                   __________________________________________________




                                                   __________________________________________________
                                                                    Total Shares
_____________________________________________________________________________________________________
*  Need not be completed by stockholders tendering by book-entry transfer.
=====================================================================================================

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTION ONLY)

CHECK HERE IF TENDERED SHARES OF SERIES B PREFERRED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
FOLLOWING:

Name of Tendering
Institution...................................................................

                                                        Account No.
..............................................................................

Transaction Code No.
..............................................................................

CHECK HERE IF TENDERED SHARES OF SERIES B PREFERRED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)
..............................................................................

Date of Execution of Notice of Guaranteed Delivery
..............................................................................

Name of Institution which Guaranteed Delivery
..............................................................................

If delivery is by book-entry transfer:

   Name of Tendering Institution
..............................................................................

                                      Account No..............................

..............................................................................

Transaction Code No.
..............................................................................

                              __________________


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to SunAmerica Capital Trust I, a Delaware statutory business trust (the "Trust"), the above-described shares of 9 1/4% Preferred Stock, Series B, no par value (the "Series B Preferred"), pursuant
to the offer by the Trust to exchange its    % Trust Originated Preferred
Securities ("TOPrS") (the "Preferred Securities") for up to 5,500,000 shares of Series B Preferred of SunAmerica Inc. ("SunAmerica"), upon the terms and subject to the conditions set forth in the Offering Circular/Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offering Circular/Prospectus, constitute the "Offer"). Shares of Series B Preferred not accepted for exchange because of proration will be returned.

   Subject to and effective upon acceptance for exchange of the shares of Series B Preferred tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the shares of Series B Preferred that are being tendered hereby and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Series B Preferred, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such shares of Series B Preferred or transfer ownership of such shares of Series B Preferred on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such shares of Series B Preferred for transfer on the books of SunAmerica and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series B Preferred, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Series B Preferred tendered hereby and to acquire Preferred Securities issuable upon the exchange of such tendered Series B Preferred and that, when the undersigned's shares of Series B Preferred are accepted for exchange, the Trust will acquire good and unencumbered title to such shares of tendered Series B Preferred, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series B Preferred or transfer ownership of such Series B Preferred on the account books maintained by DTC.

   All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of shares of Series B Preferred pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" of the Offering Circular/Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Exchange Instructions", please cause beneficial interests in global securities representing Preferred Securities to be recorded, and return any shares of Series B Preferred not tendered or not accepted for tender, in the name(s) of the undersigned (and, in the case of shares of Series B Preferred tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail any shares of Series B Preferred not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instruction" are completed, please cause beneficial interests in global securities representing Preferred Securities to be recorded, and return any shares of Series B Preferred not tendered or not accepted for exchange, in the name(s) of the person(s) so indicated. The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions", to transfer any shares of Series B Preferred from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the shares of Series B Preferred so tendered.



SPECIAL EXCHANGE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)             (See Instructions 5 and 7)

To be completed ONLY if beneficial        To be completed ONLY if certificates
interests in global securities            for shares of Series B Preferred
representing Preferred Securities         not tendered or not accepted for
are to be recorded, or certificates       exchange are to be mailed to
for shares of Series B Preferred not      someone other than the undersigned
tendered or not accepted for exchange     or to the undersigned at an address
are to be issued, in the name of          other than that shown below the
someone other than the undersigned.       undersigned's signature(s).


                                           Mail  ( ) certificates for
                                                   shares of Series B
                                                   Preferred to:

                                           Name...............................
                                                        (Please Print)

Record ( )  beneficial interests in
            global securities representing
            Preferred Securities
            in the name of:                Address............................


Issue  ( )  certificates for
            shares of Series B
            Preferred to:

Record ( )  beneficial interests
            in shares of Series B
            Preferred to DTC
            account of:


Name....................................   ...................................
              (Please Print)                            (Zip Code)

Address.................................

........................................
                 (Zip Code)

........................................
       (Taxpayer Identification No.)


                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)

                   ...........................................


                   ...........................................
                           Signature(s) of Owner(s)

                   Dated ..............................., 199_


                   Name(s)....................................


                   ...........................................
                                (Please Print)

                   Capacity (full title)......................

                   Address....................................

                   ...........................................
                   (Include Zip Code)

                   Area Code and
                   Telephone No........ ......................


  (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for shares of Series B Preferred or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)



                         Guarantee of Signature(s)
                        (See Instructions 1 and 5)

                    Name of Firm................................

                    Authorized
                    Signature...................................

                    Dated ................................, 1995



                       PAYER'S NAME: SUNAMERICA INC.

______________________________________________________________________________
Name(s) as shown above on certificate(s) for shares of Series B Preferred
(if joint ownership, list first and circle the name of the person or entity whose number you enter in Part I below).
______________________________________________________________________________
Address (if holder does not complete, signature in Part III below will constitute a certification that the address on the reverse hereof is correct).
______________________________________________________________________________
City, State, and Zip Code
______________________________________________________________________________
SUBSTITUTE          |                         |     Social Security
Form W-9            |                         |        Number
Department of the   |   Part I -- PLEASE      |     OR
Treasury Internal   |   PROVIDE YOUR TIN IN   |     __________________________
Revenue Service     |   THE BOX AT RIGHT AND  |        Employer
Payer's Request For |   CERTIFY BY SIGNING    |        Identification
Taxpayer            |   AND DATING BELOW      |        Number
Identification      |                         |     TIN Applied For ( )
Number (TIN)        |_________________________________________________________
And Certification   |  Part II --
                    |  For Payees exempt from backup withholding, write
                    |  "Exempt" here.
                    |                  _________________
______________________________________________________________________________
 Part III -- Certification.  Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).
______________________________________________________________________________

SIGNATURE______________________________________       DATE ___________________

______________________________________________________________________________


            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9



______________________________________________________________________________
          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, thirty-one (31) percent of all reportable payments made to me will be withheld until I provide a properly-certified Taxpayer Identification Number to the Exchange Agent.

___________________________________________     ______________________________
Signature                                       Date
______________________________________________________________________________



                               INSTRUCTIONS

          Forming Part of the Terms and Conditions of the Offers


            1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if tendered shares of Series B Preferred are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any untendered shares of Series B Preferred are to be reissued) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in DTC whose name appears on a security listing as the owner of shares of Series B Preferred) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" on this Letter of Transmittal. If the tendered shares of Series B Preferred are registered in the name(s) of someone other than the undersigned, such tendered shares of Series B Preferred must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

            2. Delivery of Letter of Transmittal and Series B Preferred. This Letter of Transmittal is to be completed by holders of shares of Series B Preferred either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer -- Procedures for Tendering -- Book-Entry Transfer" in the Offering Circular/Prospectus. Certificates for shares of Series B Preferred, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such shares of Series B Preferred into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

            If a holder of Series B Preferred desires to participate in the Offer and time will not permit this Letter of Transmittal or shares of Series B Preferred to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the shares of Series B Preferred is registered and, if the shares of Series B Preferred are held in certificated form, the certificate numbers of the shares of Series B Preferred to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the shares of Series B Preferred in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such shares of Series B Preferred into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless the shares of Series B Preferred being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Series B Preferred into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.

            The method of delivery of shares of Series B Preferred and all other required documents, including delivery through DTC, is at the option and risk of the tendering shareholder. If certificates for shares of Series B Preferred are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

            No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Series B Preferred will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the shares of Series B Preferred for exchange.

            3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of Series B Preferred should be listed on a separate signed schedule attached hereto.

            4. Partial Tenders. (Not applicable to Book-Entry Shareholders) If fewer than all the shares of Series B Preferred represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of shares of Series B Preferred which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the shares of Series B Preferred represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All shares of Series B Preferred represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

            5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series B Preferred tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

            If any of the shares of Series B Preferred tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

            If any of the shares of Series B Preferred tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

            If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series B Preferred tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or shares of Series B Preferred not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

            If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Series B Preferred tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of Series B Preferred. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

            If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.

            6. Stock Transfer Taxes. SunAmerica will pay all stock transfer taxes, if any, applicable to the exchange of any shares of Series B Preferred pursuant to the Offer. If, however, certificates representing Preferred Securities, or shares of Series B Preferred not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Series B Preferred tendered or if a transfer tax is imposed for any reason other than the exchange of Series B Preferred pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

            7. Special Exchange and Delivery Instructions. If beneficial interests in global securities representing Preferred Securities are to be recorded in the name of, or any shares of Series B Preferred not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for shares of Series B Preferred not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Shareholders may request that shares of Series B Preferred not accepted for exchange be credited to such account maintained at DTC as such Book-Entry Shareholder may designate under "Special Exchange Instructions". If no such instructions are given, such shares of Series B Preferred not accepted for exchange will be returned by crediting the account at DTC.

            8. Waiver of Conditions. The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Offering Circular/Prospectus, provided that acceptance of Series B Preferred validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 400 record or beneficial holders of Preferred Securities to be issued in exchange of such Series B Preferred, which condition may not be waived.

            9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular/Prospectus and this Letter of Transmittal may be obtained from the Trust or the Information Agent at their respective addresses or telephone numbers set forth below.







                 (DO NOT WRITE IN SPACES BELOW)

      Date Received_________ Accepted By________ Checked By__________
______________________________________________________________________________

Shares of      Shares of    Shares of                 Shares of
Series B       Series B     Series B     No. of       Series B
Preferred      Preferred    Preferred    Preferred    Preferred   Certificate
Surrendered    Tendered     Accepted     Securities   Returned    Block No.
______________________________________________________________________________







______________________________________________________________________________

    Delivery Prepared By _________  Checked By_________   Date________





                        SunAmerica Capital Trust I


                            c/o SunAmerica Inc.
                            1 SunAmerica Center
                    Los Angeles, California 90067-6022

                      Call Toll-Free:  (800) 871-2000



                  The Information Agent for the Offer is:

                         Georgeson & Company Inc.
                             Wall Street Plaza
                         New York, New York 10005

                      Call Toll-Free:  (800) 223-2064



                   The Dealer Manager for the Offer is:

                            Merrill Lynch & Co.

                          World Financial Center
                             250 Vesey Street
                                North Tower
                      New York, New York  10281-1201

                              (212) 449-4906




March  , 1995